Financial instruments - Summary of Interest Income and Interest Expense for Financial Assets or Financial Liabilities that are Not at Fair Value Through Profit or Loss (Details) - USD ($)	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Interest income	$ (242,000)	$ (25,000)
Interest expense	3,953,000	6,270,000
Accretion expense	301,000	394,000
Interest expense (net)	$ 4,012,000	$ 6,639,000